Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes

Income tax expense during interim periods is based on applying an estimated annual effective income tax rate to year-to-date income, plus any significant unusual or infrequently occurring items that are recorded in the interim period. The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgment including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in various jurisdictions, permanent and temporary differences, and the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, more experience is obtained, additional information becomes known, or as the tax environment changes.

The interim financial statement provision for income taxes is different from the amounts computed by applying the United States federal statutory income tax rate of 21%. The Company’s effective tax rate was 0.00% for each of the three months ended March 31, 2025 and 2024. The difference between the effective tax rate and the federal statutory rate of 21% was primarily due to the full valuation allowance recorded on the Company’s net deferred tax assets.

During the three months ended March 31, 2025, there were no material changes to the Company’s uncertain tax positions.

In February 2023, the Company received notification from the Internal Revenue Service that our Archipelago joint venture was selected for audit for the 2021 tax year. The Company received the IRS Notice of Proposed Partnership Adjustment during the third quarter of 2024, accepted the adjustments, and submitted the push out election forms during the first quarter of 2025, to push the audit adjustments to the partners. Arcadia will adjust their balance of available tax net operating losses with the filing of their 2024 income tax returns, which have already been adjusted for financial statements purposes, and expects to incur no penalties or interest due.

The Company is currently not under audit for state purposes.

Note 17. Income Taxes

The components of loss before income taxes are as follows (in thousands):

	Year Ended December 31,
	2024	2023
Domestic	$(7,030)	$(13,978)
Foreign	—	—
Loss before income taxes	$(7,030)	$(13,978)

The total income tax provision for each of the years ended December 31, 2024 and 2023 was expense of $8,000 and is comprised of current state taxes and current foreign taxes withheld by governmental agencies outside of the United States, as follows (in thousands):

	Year Ended December 31,
	2024	2023
Current:
Federal	$—	$—
State	(8)	(7)
Foreign	—	(1)
Total current tax (expense)	(8)	(8)
Deferred:
Federal	—	—
State	—	—
Foreign	—	—
Total deferred tax (expense)	—	—
Total tax (expense)	$(8)	$(8)

The Company operates in only one federal jurisdiction, the United States. The following is a reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2024	2023
Expected income tax provision at the federal statutory rate	21.0%	21.0%
State taxes, net of federal benefits	(1.2)%	5.0%
Change in valuation allowance	(15.5)%	(26.6)%
Derivative liability	(4.4)%	9.8%
PIPE Transactions	—	(9.8)%
Other	—	0.5%
Income tax provision	(0.1)%	(0.1)%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, net operating loss carryforwards (“NOLs”) and other tax credits. Significant components of the Company’s deferred tax assets and liabilities are as follows (in thousands):

	As of December 31,
	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$25,336	$23,160
Stock-based compensation	932	4,654
Accrued payroll and benefits	47	342
Research and development credits	16	16
Fixed asset basis difference	106	87
Inventory reserve	3	102
Charitable contributions	3	3
Income from partnerships	217	231
Lease liability	42	261
Other accounts receivable reserve	101	147
Amortized intangibles	725	755
Goodwill	344	358
Section 174 Capitalization	566	583
Total deferred tax assets	28,438	30,699
Deferred tax liabilities:
Right of use asset	(68)	(205)
Total deferred tax liabilities	(68)	(205)
Less valuation allowance	(28,370)	(30,494)
Net deferred tax assets	$—	$—

Realization of the deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which are uncertain. Accordingly, the net deferred tax assets have been offset by a valuation allowance. The net valuation allowance increased by $2.1 million and $3.7 million during the years ended December 31, 2024 and 2023, respectively.

At December 31, 2024, the Company had federal and state NOLs aggregating approximately $101.5 million and $69.1 million, respectively. At December 31, 2024, the utilization of a portion of the federal NOLs is subject to an annual limitation under Section 382 of the Internal Revenue Code (IRC). Of the $235.6 million of federal NOLs available, approximately $134.1 million are unavailable due to ownership changes as defined in IRC Section 382. If not utilized, the federal and state NOLs will continue to expire in 2025. IRC Section 382 may also limit NOLs generated after 2022 and in future years.

The Company evaluates deferred tax assets, including the benefit from NOLs, to determine if a valuation allowance is required. Such evaluation is based on consideration of all available evidence using a “more likely than not” standard with significant weight being given to evidence that can be objectively verified. This assessment considers, among other matters, the nature, frequency, and severity of current and cumulative losses; forecasts of future profitability; the length of statutory carryforward periods; the Company’s experience with operating losses; and tax-planning alternatives. The significant piece of objective negative evidence evaluated was the cumulative loss incurred through the year ended December 31, 2024. Given this evidence and the expectation to incur operating losses in the foreseeable future, a full valuation allowance has been recorded against the net deferred tax asset. The Company will continue to maintain a full valuation allowance against the entire amount of its net deferred tax asset, until such time as the Company has determined that the weight of the objectively verifiable positive evidence exceeds that of the negative evidence. Although the Company has established a full valuation allowance on its net deferred tax asset, for Federal tax losses before 2018 and for all state tax losses, it has not forfeited the right to carryforward tax losses and apply such tax losses against future taxable income, thereby reducing its future tax obligations. Federal tax losses generated in 2018 and later do not expire. The Company is subject to taxation in the United States and various state jurisdictions. As of December 31, 2024, the Company’s tax years for 2005 through 2023 are generally subject to examination by the tax authorities. The years are open back to 2005 to the extent the NOLs being carried forward were generated then.

The Company had the following unrecognized tax benefits (in thousands), none of which, if recognized, would impact the Company’s effective tax rate:

	Year Ended December 31,
	2024	2023
Unrecognized tax benefit beginning balance	$16	$16
Increases for tax positions taken in prior years	—	—
Decreases for tax positions taken in prior years	—	—
Increases for tax positions taken in current years	—	—
Settlements	—	—
Unrecognized tax benefit ending balance	$16	$16

The Company does not anticipate its total unrecognized tax benefits as of December 31, 2024 will significantly change due to settlement of examination or the expiration of statute of limitations during the next 12 months. The Company is currently unaware of any uncertain tax positions that could result in significant additional payments, accruals or other material deviation in this estimate over the next 12 months.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits in the provision for income taxes. As of December 31, 2024, the Company has not recognized any interest and penalties related to uncertain tax positions.

In February 2023, the Company received notification from the Internal Revenue Service that our Archipelago joint venture was selected for audit for the 2021 tax year. The Company received the IRS Notice of Proposed Partnership Adjustment during the third quarter of 2024, accepted the adjustments, and submitted the push out election forms during the first quarter of 2025, to push the audit adjustments to the partners. Arcadia will adjust their balance of available tax net operating losses with the filing of their 2024 income tax returns, which have already been adjusted for financial statements purposes, and expects to incur no penalties or interest due.

The Company is currently not under audit for state purposes.